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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   Form 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                    Date of Report (Date of earliest Event
                           Reported) March 20, 1998



                      Headlands Mortgage Securities Inc.
         -------------------------------------------------------------
            (Exact name of registrant as specified in its charter)


            Delaware                     333-28031             68-0397342
-------------------------------------   ------------      -------------------
(State or Other Jurisdiction of         (Commission        (I.R.S. Employer
 Incorporation)                         File Number)      Identification No.)

900 Larkspur Landing Circle                                       94939
Suite 240                                                    ----------
Larkspur, California                                         (Zip Code)
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(Address of Principal Executive
 Offices)

Registrant's telephone number, including area code    (415) 925-5442
                                                    ------- --------
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Item 5.     Other Events
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     In connection with the offering of Home Equity Loan Asset-Backed Notes,
Series 1998-1, Class A and Class S Notes, of which Headlands Home Equity Loan Trust 1998-1 is the issuer as described in a Prospectus Supplement dated as of March 20, 1998 to the Prospectus dated as of July 17, 1997, certain agreements were executed in connection with the issuance of the notes on March 25, 1998.

Item 7.     Financial  Statements, Pro Forma Financial Information and Exhibits.
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            (a)    Not applicable.

            (b)    Not applicable.

            (c)    Exhibits.


            1.1 Underwriting Agreement, dated as of March 20, 1998, between Greenwich Capital Markets Inc., Headlands Mortgage Securities Inc. and Headlands Mortgage Company.

            1.2 Indemnification Agreement, dated as of March 25, 1998, between Greenwich Capital Markets Inc., Headlands Mortgage Securities Inc., Headlands Mortgage Company and Ambac Assurance Corporation.

            4.1 Sale and Servicing Agreement, dated as of March 13, 1998, among Headlands Mortgage Company, Headlands Mortgage Securities Inc. and The First National Bank of Chicago.

            4.2 Indenture, dated as of March 1, 1998, between The First National Bank of Chicago and The Wilmington Trust Company.

            4.3 Trust Agreement, dated as of March 13, 1998, between Headlands Mortgage Securities Inc. and The Wilmington Trust Company.

            4.4  Certificate Guaranty Insurance Policy.

            10.1 Mortgage Loan Purchase Agreement, dated as of March 13, 1998, between Headlands Mortgage Company and Headlands Mortgage Securities Inc.

                                       2
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                              SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   HEADLANDS MORTGAGE
                                     SECURITIES INC.


                                  By: /s/ Kristen Decker
                                      -----------------------
                                   Name: Kristen Decker
                                   Title: Vice President

Dated:  April 9, 1998

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                              Exhibit Index
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Exhibit                                                                    Page
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1.1      Underwriting Agreement, dated as of March 20, 1998, between Greenwich
         Capital Markets Inc., Headlands Mortgage Securities Inc. and Headlands Mortgage Company

1.2 Indemnification Agreement, dated as of March 25, 1998, between Greenwich Capital Markets Inc., Headlands Mortgage Company, Headlands Mortgage Securities Inc. and Ambac Assurance Corporation.

4.1 Sale and Servicing Agreement, dated as of March 13, 1998, among Headlands Mortgage Company, Headlands Mortgage Securities Inc. and The First National Bank of Chicago

4.2 Indenture, dated as of March 1, 1998, between The First National Bank of Chicago and The Wilmington Trust Company.

4.3 Trust Agreement, dated as of March 13, 1998, between Headlands Mortgage Securities Inc. and The Wilmington Trust Company.

4.4      Certificate Guaranty Insurance Policy.

10.1 Mortgage Loan Purchase Agreement, dated as of March 13, 1998, between Headlands Mortgage Company and Headlands Mortgage Securities Inc.

                                       4